UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K


                               Current Report
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)     October 28, 2002

                    Frozen Food Express Industries, Inc.
          (Exact name of registrant as specified on its charter)



Texas                               1-10006               75-1301831
(State or other jurisdiction of     (Commission          (IRS Employer
incorporation or organization)       File Number)        Identification Number)


                            1145 Empire Central Place
                                 Dallas, Texas                75247-4309
                    (Address of principal executive offices)  (Zip Code)

                                 (2l4) 630-8090
                (Registrant's telephone number, including area code)

                                      None
                  (Former name, former address and former fiscal year,
                           if changed since last report)



                                     INDEX



                         PART I - FINANCIAL INFORMATION

                                                                      Page No.
                                                                      --------
Item 1. Change in Control of Registrant                                  N/A

Item 2. Acquisition or Disposition of Assets                             N/A

Item 3. Bankruptcies or Receiverships                                    N/A

Item 4. Changes in Registrant's Certifying Accountants                   N/A

Item 5. Other Events                                                      3

Item 6. Resignations of Registrant's Directors                           N/A

Item 7. Financial Statements and Exhibits                                N/A

        Exhibit 99.1 Press Release                                        4

Item 8. Change in Fiscal Year                                            N/A








Item 5.	OTHER EVENTS

		On October 25, 2002 the Registrant issued a press release announcing its results for the three and nine months ended September 30, 2002. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. 	FINANCIAL STATEMENTS AND EXHIBITS

	C.	Exhibits

          99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                     -----------------------------------------
                                       (Registrant)



October 28, 2002                     By:  /s/ F. Dixon McElwee, Jr.
                                          ------------------------------------
                                           F. Dixon McElwee, Jr.
                                           Senior Vice President
                                           Principal Financial
                                           and Accounting Officer